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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    Form 8-K




                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 29, 2001
                                                         ----------------

                               Chase Funding, Inc.
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                 (Exact name of registrant specified in Charter)
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        New York                 333-68848                 13-3840732
------------------------  -----------------------  -----------------------------
    (State or other             (Commission               (IRS Employer
    jurisdiction of             File Number)            Identification No.)
     incorporation)


                 300 Tice Boulevard
                 Woodcliff Lake, NJ                             07675
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    (Address of principal executive offices)                   Zip Code



           Registrant's telephone, including area code: (201) 782-9084


                                 Not Applicable
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         (Former name and former address, if changed since last report)


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ITEM 5. Other Events

     Acquisition or Disposition of Assets: General

     On October 29, 2001, Chase Funding Trust, Series 2001-3 (the "Trust"), acquired $199,992,262.77 of Subsequent Mortgage Loans pursuant to the terms of the Pooling and Servicing Agreement dated as of September 1, 2001, among Chase Funding, Inc., as Depositor, Chase Manhattan Mortgage Corporation, as Servicer and Citibank, N.A., as Trustee, and a Subsequent Transfer Instrument between Chase Funding Inc., as seller and Citibank, N.A., as Trustee. The Subsequent Mortgage Loans possess the characteristics required by the Prospectus, dated September 21, 2001 and the Prospectus Supplement dated September 24, 2001(together the "Prospectus").


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ITEM 7. Financial Statements and Exhibits

     (c) Exhibits

         Item 601(a)
         of Regulation S-K
         Exhibit No.                        Description
         -----------                        -----------

             10 Subsequent Transfer Instrument (without attachments B through G) dated as of October 29, 2001 between Chase Funding, Inc. as seller (the "Depositor") and Citibank, N.A. as Trustee.

             99              Statistical Information regarding the Subsequent
                             Mortgage Loans.


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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CHASE FUNDING, INC.

         Date:  November 1, 2001
                                               /s/ Eileen A. Lindblom
                                               ----------------------
                                               Eileen A. Lindblom
                                               Vice President


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                                INDEX TO EXHIBITS

         Exhibit No.                        Description
         -----------                        -----------
             10 Subsequent Transfer Instrument (without attachments B through G) dated as of October 29, 2001 between Chase Funding, Inc. as seller (the "Depositor") and Citibank, N.A. as Trustee.

             99              Statistical Information regarding the Subsequent
                             Mortgage Loans.